PORTFOLIO PARTNERS, INC.

                        Supplement dated August 7, 2000


The information in this Supplement updates and amends certain information contained in the May 1, 2000, Prospectus and Statement of Additional Information of Portfolio Partners, Inc. ("PPI"). You should read this Supplement along with the Prospectus and Statement of Additional Information.


PPI's investment adviser and principal underwriter, Aetna Life Insurance and Annuity Company ("ALIAC"), is an indirect wholly owned subsidiary of Aetna Inc. ("Aetna"). Aetna has entered into an agreement to sell certain of its businesses, including ALIAC, to ING Groep N.V., an integrated financial services provider.

Consummation of the transaction is subject to a number of contingencies, including receipt of required shareholder, regulatory and other consents and approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change of control of ALIAC and, therefore, an assignment and termination of PPI's investment advisory and underwriting agreements with ALIAC. Consequently, it is anticipated that ALIAC will seek approval of new investment advisory and underwriting agreements from the PPI Board of Directors and, if necessary, the shareholders of each portfolio prior to the closing of the transaction. Aetna has said that its goal is to close the transaction by the end of 2000.



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                           PORTFOLIO PARTNERS, INC.
                             151 FARMINGTON AVENUE
                       HARTFORD, CONNECTICUT 06156-8962

                      MFS CAPITAL OPPORTUNITIES PORTFOLIO
                     (FORMERLY MFS VALUE EQUITY PORTFOLIO)
                        MFS EMERGING EQUITIES PORTFOLIO
                         MFS RESEARCH GROWTH PORTFOLIO
                    SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                     T. ROWE PRICE GROWTH EQUITY PORTFOLIO

                    Supplement dated August 7, 2000 to the
             Statement of Additional Information dated May 1, 2000

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS" SET FORTH ON PAGE 3 OF THE STATEMENT OF ADDITIONAL INFORMATION:

GENERAL. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to fundamental policy number 7, industry classifications of domestic issuers for Scudder International Growth are determined in accordance with the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission. Industry classifications of foreign issuers for this Portfolio are based on data provided by Bloomberg L.P. and other industry data sources. All industry classifications for T. Rowe Price Growth Equity, MFS Capital Opportunities, MFS Emerging Equities and MFS Research Growth have been selected by T. Rowe Price Associates, Inc. ("T. Rowe Price"), and Massachusetts Financial Services Company ("MFS"), the sub-advisers for those Portfolios. T. Rowe Price and MFS believe the industry characteristics they have selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. The industry classifications selected by T. Rowe Price and MFS may be changed from time to time to reflect changes in the marketplace.